POWER OF ATTORNEY




      Know all by these presents that the undersigned
hereby constitutes and appoints Robert Buckley, Paula A. Pluta and Joanna Tow as his true and lawful attorneys-in-fact to:
(1)	execute for and on behalf of the
undersigned Forms 3, 4 and 5 in
accordance with Section 16(a) of
the Securities Exchange Act of
1934, as amended, and the rules
thereunder, for and in relation to
any and all reportable transactions
in the securities of GSI Group, Inc.;
(2)	do and perform any and all acts for
and on behalf of the undersigned
which may be necessary or
desirable to complete the execution
of any such Form 3, 4 and 5 and
timely filing of such forms with the
United States Securities and
Exchange Commission and any
other authority; and
(3)	take any other action of any type
whatsoever in connection with the
foregoing which, in the opinion of
such attorneys-in-fact, may be of
benefit to, in the best interest of, or
legally required by, the
undersigned, it being understood
that the documents executed by
such attorneys-in-fact on behalf of
the undersigned pursuant to this
Power of Attorney shall be in such
form and shall contain such terms
and conditions as such attorneys-in-
fact may approve in their
discretion.
      The undersigned hereby grants to each attorney-in-fact, individually, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as each attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming that each attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934, as amended.
      IN WITNESS WHEREOF, the undersigned has
caused this Power of Attorney to be executed as of this 21st day of December, 2011.


	/s/ Byron
Pond
	Signature

	Byron Pond
	Print Name